Accounting for the Impairment or Disposal of Long-Lived Assets	12 Months Ended
Dec. 31, 2018
Accounting for the Impairment or Disposal of Long-Lived Assets [Abstract]
Accounting for the Impairment or Disposal of Long-Lived Assets	ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS
In 2017, the Company initiated a strategic shift whereby it plans to divest of its remaining suburban office properties. In 2018, the Company updated its strategy whereby it plans to divest of its remaining office properties. The Company determined that the strategic shift would have a major effect on its operations and financial results. As such, properties sold or those that meet the criteria to be classified as held for sale within the new corporate strategy were classified within discontinued operations. Consistent with the held for sale criteria these properties are expected to be sold within one year. As the result of the classification within discontinued operations, the in-service assets and liabilities of this portfolio are required to be presented as held for sale for all prior periods presented in our Consolidated Balance Sheets. Operating results pertaining to these properties were reclassified to discontinued operations for all prior periods presented in our Consolidated Statements of Comprehensive Income.

The following table illustrates the number of sold or held-for-sale properties included in, or excluded from, discontinued operations in this report:

	Held for Sale as of December 31, 2018	Sold during the year ended December 31, 2018	Sold during the year ended December 31, 2017	Total
Properties included in discontinued operations	22	37	2	61
Properties included in continuing operations	1	2	8	11
Properties sold or classified as held for sale	23	39	10	72

The following table illustrates the number of sold or held-for-sale properties included in discontinued operations by reportable segment:

Reportable Segment	Held for Sale as of December 31, 2018	Sold during the year ended December 31, 2018	Sold during the year ended December 31, 2017
Chicago/Minneapolis	1	—	—
Florida	3	—	—
Houston	—	—	1
Philadelphia	9	—	—
United Kingdom	2	—	—
Other	7	37	1
Total	22	37	2

A summary of the results of operations for the properties classified as discontinued operations through the respective disposition dates is as follows (in thousands):

	For the Year Ended
	December 31, 2018	December 31, 2017	December 31, 2016
Revenue
Rental	$70,315	$83,696	$67,288
Operating expense reimbursement	20,670	33,650	27,835
Total Revenue	90,985	117,346	95,123
Expenses
Rental property	12,717	23,104	18,575
Real estate taxes	8,970	12,910	7,964
Other operating expense	100	(182)	218
Interest expense	7,800	8,916	12,119
Depreciation and amortization	13,192	25,805	19,312
Impairment charges - real estate assets	7,257	6,686	—
Total Expense	50,036	77,239	58,188
Interest and other income	(185)	(280)	(104)
Gain on property dispositions	303,159	14,578	—
Income taxes	(106)	(99)	(97)
Income from discontinued operations	343,817	54,306	36,734
Noncontrolling interest - operating partnership	(8,011)	(1,271)	(856)
Noncontrolling interest – consolidated joint ventures	(495)	(511)	(258)
Income available to common shareholders	$335,311	$52,524	$35,620

Interest expense has been allocated to discontinued operations. The allocation of interest expense to discontinued operations was based on the ratio of net assets sold and held for sale (without continuing involvement) to the sum of total net assets plus consolidated debt.
Capital expenditures on a cash basis for the year ended December 31, 2018, 2017 and 2016 were $48.5 million, $124.7 million and $59.8 million, respectively, related to properties within discontinued operations.
In October 2016, the Company completed the sale of a portfolio of 108 properties totaling approximately 7.6 million square feet and 26.7 acres of land for $969 million for a net gain of $179.1 million. As this sale did not represent a strategic shift for the Company, it is not classified as discontinued operations.
A summary of net income (excluding gain on sale) related to this portfolio is as follows (in thousands):

Year Ended
December 31, 2016
Net income	$48,609
Noncontrolling interest - operating partnership	(1,142)
Income available to common shareholders	$47,467

Assets Held for Sale
As of December 31, 2018, 23 operating properties and 69 acres of land held for development were classified as held for sale, of which 22 operating properties met the criteria to be classified within discontinued operations. As of December 31, 2017, 39 operating properties were classified as held for sale, of which 32 operating properties met the criteria to be classified within discontinued operations. In addition as of December 31, 2017, nine acres of land held for development were classified as held for sale and classified within continuing operations.
The following table illustrates aggregate balance sheet information for all held-for-sale properties (in thousands):

	December 31, 2018			December 31, 2017
	Included in Continuing Operations	Included in Discontinued Operations	Total	Included in Continuing Operations	Included in Discontinued Operations	Total
Land and land improvements	$1,301	$113,080	$114,381	$3,476	$176,312	$179,788
Buildings and improvements	5,638	384,737	390,375	80,738	712,061	792,799
Development in progress	—	9,597	9,597	—	84,463	84,463
Land held for development	26,253	—	26,253	863	—	863
Accumulated depreciation	(1,546)	(70,242)	(71,788)	(11,785)	(216,890)	(228,675)
Deferred financing and leasing costs, net	58	13,697	13,755	2,210	27,010	29,220
Other assets	164	19,470	19,634	5,137	50,362	55,499
Assets held for sale	$31,868	$470,339	$502,207	$80,639	$833,318	$913,957

Liabilities held for sale	$141	$20,990	$21,131	$1,153	$33,068	$34,221

In January 2019, three properties totaling 151,000 square feet which were held for sale and classified in discontinued operation in the Company's Florida segment as of December 31, 2018 were sold for $23.4 million.
Asset Impairment

The Company evaluates its real estate investments upon the occurrence of significant adverse changes in operations to assess whether any impairment indicators are present that could affect the recovery of the recorded value. In addition to other factors it considers as described in Note 2 - Summary of Significant Accounting Policies, the Company considers strategic divestiture decisions that have either resulted in the disposition or potential disposition of certain properties prior to the end of their remaining useful lives. As a result, during the years ended December 31, 2018, 2017 and 2016, the Company recognized impairment losses of $39.7 million, $10.6 million and $3.9 million, respectively. The impairment losses are for operating properties or land parcels and were in the reportable segments and for the amounts as indicated below (in thousands):

	Year Ended December 31,
Reportable Segment	2018	2017	2016
Florida	$2,396	$—	$—
Houston	—	10,632	—
Chicago/Minneapolis	2,456	—	3,879
Philadelphia	26,000	—	—
Other	8,836	—	—
Total	$39,688	$10,632	$3,879

Consistent with its strategy to divest its remaining office properties and focus its efforts and capital solely on its industrial platform, the Company evaluated its office properties and land holdings in the latter part of 2018, and as a result, recognized impairment losses on certain properties which the Company is either holding for sale and/or it is planning to sell. For the year ended December 31, 2018, the Company recorded an impairment charge of $7.3 million relating to one office property held for sale which is included in discontinued operations, and impairments of $6.4 million relating to certain land holdings, which is included in impairment - real estate assets in the Company's consolidated statements of comprehensive income.

In addition, the Company recorded an impairment of $26.0 million related to its Camden Waterfront project located in Camden, New Jersey which is included in impairment - real estate assets in the Company's consolidated statements of comprehensive income. The Company evaluated the recoverability of the carrying value of its total investment in the Camden Waterfront project in 2018. Factors considered in evaluating the carrying value of this project included probability weighted projections of future cash flows, which are influenced by management’s judgments regarding the site configuration, absorption rates and timing of future fee development projects, the amount, timing and sunset provisions of government incentives aimed at inducing office users to relocate to Camden, and general market conditions affecting demand for office space in Camden. As a result of changes to management’s estimates of probability weighted future cash flow impacted by the above-described factors during the second quarter of 2018, the Company concluded that an indicator of impairment existed and the Company may not recover the carrying value of its investment in the Camden Waterfront project. As such, the Company recorded the impairment charge in the second quarter of 2018. The impairment charge was equal to the amount by which the Company estimated the carrying value of its total investment in the Camden Waterfront project exceeded the current estimated fair value of its investment.
For the year ended December 31, 2017, $6.7 million in impairments related to properties sold were included in discontinued operations and $3.9 million in impairment - real estate assets related to land held for development. Consistent with the Company’s strategy to divest suburban office properties in 2017, as discussed above, properties and related land were disposed of before the end of their estimated useful lives at a time when the market price was below the Company’s net investment in the properties.
For the year ended December 31, 2016, $3.9 million in impairments related to properties sold.
The Company determined the above-described impairments based on third party offer prices and quoted offer prices for comparable transactions which are Level 2 and Level 3 inputs, respectively, according to the fair value hierarchy established in ASC 820. These measurements have occurred throughout the respective periods as circumstances arise, and the resulting estimates of fair value are not necessarily reflective of measurements at the period’s end.
The Company has evaluated each of its properties and land held for development and has determined that there were no additional valuation adjustments necessary at December 31, 2018. The Company applied reasonable estimates and judgments in determining the level of impairments recognized. Should external or internal circumstances change requiring the need to shorten the holding periods or adjust the estimated future cash flows of the Company’s assets, the Company could be required to record impairment charges in the future.